Exhibit (a)(1)(B)
[This space is intentionally left blank and reserved for registered shareholder detail]
Letter of Transmittal
To Tender Shares of Common Stock
of

ELEVATION ONCOLOGY, INC.

at
A Cash Amount of $0.36 per Share, Plus One Non-Transferable Contractual Contingent Value Right for Each Share (“CVR”), Which Represents the Right to Receive One or More Potential Cash Payments, Contingent upon: (i) the Receipt of Proceeds from Any CVR Product Disposition that Occurs Within One (1) Year Following the Merger Closing Date and Such Proceeds Are Received Within Five (5) Years Following the Merger Closing Date; and (ii) Closing Net Cash in Excess of $26,449,000, As Determined Within Thirty (30) Days Following the Merger Closing Date, as Described in the CVR Agreement.

Pursuant to the Offer to Purchase

Dated June 23, 2025

by

CONCENTRA MERGER SUB VI, INC.,

a wholly owned subsidiary of

CONCENTRA BIOSCIENCES, LLC

TANG CAPITAL PARTNERS, LP

TANG CAPITAL MANAGEMENT, LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE ONE MINUTE AFTER
11:59 P.M. EASTERN TIME ON JULY 22, 2025 (THE “EXPIRATION DATE”),
UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.
The Depositary and Paying Agent for the Offer Is:
Broadridge Corporate Issuer Solutions, LLC
Mail or deliver the Letter of Transmittal, together with the certificate(s) (if any) representing your shares, to:

If delivering by hand, express mail, courier or other expedited service:	If delivering by mail:

Broadridge, Inc. Attention: BCIS IWS 51 Mercedes Way Edgewood, NY 11717	Broadridge, Inc. Attention: BCIS Re-Organization Dept. P.O. Box 1317 Brentwood, NY 11717-0718

Ladies and Gentlemen:
The undersigned hereby tenders to Concentra Merger Sub VI, Inc., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of Concentra Biosciences, LLC, a Delaware limited liability company (“Parent”), the above described shares of common stock, par value $0.0001 per share (the “Shares”), of Elevation Oncology, Inc., a Delaware corporation (“Elevation”), pursuant to Purchaser’s offer to purchase each outstanding Share that is validly tendered and not properly withdrawn, for: (i) $0.36 per Share in cash (the “Cash Amount”); and (ii) one non-transferable contractual contingent value right for each Share (each, a “CVR,” and each CVR together with the Cash Amount, the “Offer Price”), subject to the terms and conditions described in the Offer to Purchase, dated June 23, 2025 (together with any amendments or supplements thereto, the “Offer to Purchase”) and in this Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal” which, together with the Offer to Purchase, as each may be amended and supplemented from time to time, collectively constitute the “Offer”), receipt of which is hereby acknowledged.
Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares validly tendered herewith and not properly withdrawn on or prior to the Expiration Date in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, “Distributions”)) and irrevocably constitutes and appoints Broadridge Corporate Issuer Solutions, LLC (the “Depositary and Paying Agent”) the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest in the Shares tendered by this Letter of Transmittal), to: (i) deliver Certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by The Depository Trust Company (“DTC”) or otherwise held in book-entry form, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser; (ii) present such Shares (and any and all Distributions) for transfer on the books of Elevation; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints Kevin Tang, the designee of Purchaser, the attorney-in-fact and proxy of the undersigned, with full power of substitution, to: (i) vote at any annual or special meeting of Elevation stockholders or any adjournment or postponement thereof or otherwise in such manner as such attorney-in-fact and proxy or his substitute shall in his, her or its sole discretion deem proper with respect to; (ii) execute any written consent concerning any matter as such attorney-in-fact and proxy or his substitute shall in his, her or its sole discretion deem proper with respect to; and (iii) otherwise act as such attorney-in-fact and proxy or his substitute shall in his, her or its sole discretion deem proper with respect to, all of the Shares (and any and all Distributions) tendered hereby and accepted for payment by Purchaser. This appointment will be effective if and when, and only to the extent that, Purchaser accepts such Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance for payment of such Shares, Purchaser or its designees must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of Elevation stockholders or executing a written consent concerning any matter.
The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Shares tendered hereby (and any and all Distributions) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to such Shares (and such Distributions), free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary and Paying Agent or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions). In addition, the undersigned shall remit and transfer promptly to the Depositary and Paying Agent for the account of Purchaser all Distributions in respect of any and all of the Shares tendered hereby, and, pending such remittance and transfer or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire Offer Price of the Shares tendered hereby or deduct from such Offer Price the amount or value of such Distribution as determined by Purchaser in its sole discretion.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until the Certificate(s) owned by the undersigned are received by the Depositary and Paying Agent at the address set forth above, together with such additional documents as the Depositary and Paying Agent may require, and until the same are processed for payment by the Depositary and Paying Agent.
The undersigned hereby acknowledges that delivery of any Certificate shall be effected, and risk of loss and title to such Certificate shall pass, only upon the proper delivery of such Certificate to the Depositary and Paying Agent.
The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Purchaser’s acceptance of such Shares for payment will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms and conditions of such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer, Purchaser may not be required to accept for payment any Shares tendered hereby.
The undersigned understands that the CVRs will not be transferable except: (a) upon death of the holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (d) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by the Depository Trust Company (“DTC”)); or (e) that CVRs may be abandoned by transferring such CVR to Purchaser or Parent without consideration therefor. The undersigned further understands that the CVRs will not have any voting or dividend rights, or accrue interest and will not represent any equity or ownership interests in the Purchaser, Parent or Elevation. The undersigned understands that the CVRs will be registered in the name of the undersigned.
Unless otherwise indicated under “Special Payment Instructions,” a check will be issued for the Cash Amount of all Shares purchased and, if appropriate, Certificates not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under “Description of Shares Tendered” will be returned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the check for the Cash Amount of all Shares purchased will be mailed and, if appropriate, any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) will be returned to the address(es) of the registered holder(s) appearing above under “Description of Shares Tendered.” In the event that the boxes entitled “Special Payment Instructions” and “Special Delivery Instructions” are both completed, the check for the Cash Amount of all Shares purchased will be issued and, if appropriate, any Certificates not tendered or not accepted for payment (and any accompanying documents, as appropriate) will be returned in the name(s) of, and deliver such check and, if appropriate, return any Certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered. Subject to the terms of the CVR Agreement, please make all payments regarding the CVRs as directed herein for payment of the cash consideration and enter in the CVR register to be maintained by the rights agent pursuant to the CVR Agreement the name(s) and address(es)

appearing on the cover page of this Letter of Transmittal for each registered holder. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.
The Offer is being made to all holders of the Shares. Purchaser is not aware of any jurisdiction in which the making of the Offer or the acceptance thereof would be prohibited by securities, “blue sky” or other valid laws or regulations of such jurisdiction. If Purchaser becomes aware of any U.S. state in which the making of the Offer or the acceptance of Shares pursuant thereto would not be in compliance with an administrative or judicial action taken pursuant to a U.S. state statute, Purchaser will make a good faith effort to comply with any such law or regulation. If, after such good faith effort, Purchaser cannot comply with any such law or regulation, the Offer will not be made to (nor will tenders be accepted from or on behalf of) the holders of Shares in such state. In any jurisdictions where applicable laws or regulations require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Purchaser by one or more registered brokers or dealers licensed under the laws or regulations of such jurisdiction to be designated by Purchaser.
This Letter of Transmittal is to be used by stockholders of Elevation Oncology, Inc. (“Elevation”) if certificates (“Certificates”) for shares of common stock, par value $0.0001 per share, of Elevation (the “Shares”) are to be forwarded herewith or if shares are held in the name of the registered holder(s) by the transfer agent.

DESCRIPTION OF SHARES SURRENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on certificate(s)) (Attach additional signed list if necessary)	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s) or Held in Book-Entry Form*	Number of Shares Surrendered*

*	Unless otherwise indicated, it will be assumed that all shares above of common stock are being tendered hereby.
☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED HEREWITH.
☐
CHECK HERE IF YOU HAVE LOST YOUR CERTIFICATE(S). BY CHECKING THIS BOX, YOU UNDERSTAND THAT YOU MUST CONTACT THE TRANSFER AGENT TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 11.

☐	CHECK HERE IF YOU ARE INSTRUCTING THE AGENT NOT TO ACCEPT YOUR SHARES FOR TENDER.
NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the Cash Amount for Shares accepted for payment and/or Certificates not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned.

Issue check and/or Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification No. (e.g., Social Security No.)) (Also complete, as appropriate, IRS Form W-9 included below)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 5, 6 and 7)
To be completed ONLY if the check for the Cash Amount for Shares accepted for payment and/or Certificates evidencing Shares not tendered or not accepted are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail check and/or Certificates to:

Name:
(Please Print)

Address:

(Include Zip Code)

IMPORTANT
STOCKHOLDER: YOU MUST SIGN BELOW
(U.S. Holders: Please complete and return the IRS Form W-9 included below)
(Non-U.S. Holders: Please obtain, complete and return appropriate IRS Form W-8)
(Signature(s) of Holder(s) of Shares)

Dated:

Name(s):

Capacity (Full Title) (See Instruction 5):	(Please Print)

Address:
(Include Zip Code)

Area Code and Telephone No.:

Tax Identification No. (e.g., Social Security No.) (See IRS Form W-9 included below):

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) or by person(s) authorized to become registered holder(s) by Certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1)

Guarantee of Signature(s)
(If Required—See Instructions)

[Place Stamp Here]
Authorized Signature:

Name:

Name of Firm:

Address:
(Include Zip Code)
Area Code and Telephone No.:
Dated: , 2025

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal: (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares tendered herewith, unless such registered holder has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal; or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Securities Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”). In all other cases, including those referred to above, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
2. REQUIREMENTS OF TENDER. No alternative, conditional or contingent tenders will be accepted. In order for Shares to be validly tendered pursuant to the Offer, one of the following procedures must be followed:
For Shares held as physical certificates, the Certificates representing tendered Shares, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary and Paying Agent at one of its addresses set forth on the front page of this Letter of Transmittal before the Expiration Date.
For Shares held in book-entry form, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other required documents, must be received by the Depositary and Paying Agent at the appropriate address set forth on the front page of this Letter of Transmittal before the Expiration Date.
The method of delivery of Shares, Certificate(s), this Letter of Transmittal, and all other required documents, is at the election and risk of the tendering stockholder. Shares will be deemed delivered (and the risk of loss of Certificates will pass) only when actually received by the Depositary and Paying Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.
No fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of Shares.
3. INADEQUATE SPACE. If the space provided herein is inadequate, Certificate numbers, the number of Shares represented by such Certificates and/or the number of Shares tendered should be listed on a separate signed schedule attached hereto.
4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares represented by any Certificate delivered to the Depositary and Paying Agent are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Total Number of Shares Tendered.” In such case, a new Certificate for the remainder of the Shares represented by the old Certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by Certificates delivered to the Depositary and Paying Agent will be deemed to have been tendered unless otherwise indicated.
5. SIGNATURES ON LETTER OF TRANSMITTAL AND ENDORSEMENTS.
(a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.
(b) Joint Holders. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
(c) Different Names on Certificates. If any of the Shares tendered hereby are registered in different names on different Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

(d) Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Certificates or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, signature(s) must be guaranteed by an Eligible Institution. See Instruction 1.
(f) Evidence of Fiduciary or Representative Capacity. If this Letter of Transmittal or any Certificate is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other legal entity or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Depositary and Paying Agent of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.
6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares pursuant to the Offer (for the avoidance of doubt, transfer taxes do not include U.S. federal income taxes or withholding taxes). If, however, consideration is to be paid to, or if Certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or if tendered Certificate(s) for Share(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, Purchaser or any successor entity thereto will not be responsible for any stock transfer or similar taxes (whether imposed on the registered holder(s) or such other person(s) or otherwise) payable on account of the transfer to such other person(s) and no consideration shall be paid in respect of such Share(s) unless evidence satisfactory to Purchaser or any successor entity thereto of the payment of such taxes, or the inapplicability of such taxes, is submitted.
7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued for the Cash Amount of any Shares tendered by this Letter of Transmittal in the name of, and, if appropriate, Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such Certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.
8. TAX WITHHOLDING. Under U.S. federal income tax laws, the Depositary and Paying Agent may be required to withhold a portion of any payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, a tendering stockholder that is a U.S. person (as defined for in the instructions to IRS Form W-9, a “U.S. person”), and, if applicable, each other U.S. payee, is required to: (a) provide the Depositary and Paying Agent with a correct Taxpayer Identification Number (“TIN”) on IRS Form W-9, which is included herein, and to certify, under penalty of perjury, that such number is correct and that such stockholder or payee is not subject to backup withholding of U.S. federal income tax; or (b) otherwise establish a basis for exemption from backup withholding. Failure to provide the information on the IRS Form W-9 may subject the tendering stockholder or payee to backup withholding at the then applicable rate (currently 24%), and such stockholder or payee may be subject to a penalty imposed by the IRS. See the enclosed IRS Form W-9 and the instructions thereto for additional information.
Certain stockholders or payees (including, among others, corporations) may not be subject to backup withholding. Exempt stockholders or payees that are U.S. persons should furnish their TIN, check the appropriate box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary and Paying Agent in order to avoid backup withholding. A stockholder or other payee that is not a U.S. person can establish an exemption from backup withholding: (a) by providing the Depositary and Paying Agent with a properly completed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such stockholder’s or payee’s foreign status; or (b) by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Depositary and Paying Agent or the IRS website (www.irs.gov). The Depositary and Paying Agent may withhold tax at a 30% rate (subject to certain exceptions) on payments made to non-U.S. stockholders pursuant to the Offer, unless the Depositary and Paying Agent determines that a reduced rate under an applicable income tax treaty or exemption from withholding is applicable. See “The Tender Offer—Section 3. Procedures for Tendering Shares” and “Special Factors—Section 6. Material U.S. Federal Income Tax Consequences of the Offer and the Merger” of the Offer to Purchase.

Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund or credit may be obtained from the IRS if eligibility is established and appropriate procedure is followed. Stockholders are urged to consult their tax advisors regarding the application of U.S. federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the IRS refund procedure.
9. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Depositary and Paying Agent, in its sole discretion, which determination shall be final and binding on all parties. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities have been waived or cured within such time as Purchaser shall determine. None of Parent, Purchaser, the Depositary and Paying Agent, the Information Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders or incur any liability for failure to give any such notice. Purchaser’s interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.
10. QUESTIONS AND REQUESTS FOR ADDITIONAL COPIES. The Information Agent may be contacted at the address and telephone number set forth on the last page of this Letter of Transmittal for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.
11. LOST, STOLEN DESTROYED OR MUTILATED CERTIFICATES. If any Certificate has been lost, stolen, destroyed or mutilated, the stockholder should promptly notify the Transfer Agent toll-free at 1-800-937-5449. The stockholder will then be instructed as to the steps that must be taken in order to replace such Certificates. You may be required to post a bond to secure against the risk that the Certificate(s) may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed. You are urged to contact the Transfer Agent immediately in order to receive further instructions and for a determination of whether you will need to post a bond and to permit timely processing of this documentation. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed, mutilated or stolen Certificates have been followed.
Certificates evidencing tendered Shares, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received before the Expiration Date.

IMPORTANT U.S. FEDERAL TAX INFORMATION
Under federal income tax law, a stockholder who is a U.S. person (as defined in the instructions to IRS Form W-9) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on IRS Form W-9, a copy of which is included in this Letter of Transmittal. If the stockholder is an individual, then the stockholder’s TIN is generally such stockholder’s Social Security number. If the correct TIN is not provided, then the stockholder may be subject to a penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to U.S. federal backup withholding at the then applicable rate (currently imposed at a rate of 24%).
Certain stockholders (including, among others, certain corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt stockholder who is not a U.S. person (as defined in the instructions to IRS Form W-9) to avoid backup withholding, such person should complete, sign and submit an appropriate IRS Form W-8 signed under penalties of perjury, attesting to his, her or its exempt status. IRS Forms W-8 can be obtained from the Depositary, or from the IRS website at: http://www.irs.gov/w8. Such stockholders should consult a tax advisor to determine which version of IRS Form W-8 is appropriate. Exempt stockholders who are U.S. persons should furnish their TIN, check the “Exempt payee” box on the IRS Form W-9 and sign, date and return the IRS Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional instructions.
If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding may be reduced by the amount of tax withheld provided the required information is timely provided to the IRS. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided the required information is timely provided to the IRS.
EACH STOCKHOLDER IS URGED TO CONSULT WITH HIS, HER OR ITS TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE TRANSACTION IN LIGHT OF THEIR PARTICULAR CIRCUMSTANCES.
Purpose of IRS Form W-9
To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the IRS Form W-9 included in this Letter of Transmittal certifying that (1) the TIN provided on the IRS Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) the stockholder is not subject to backup withholding because (i) the stockholder is exempt from backup withholding, (ii) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (iii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (3) the stockholder is a U.S. person (as defined in the instructions to IRS Form W-9).
What Number to Give the Depositary
The tendering stockholder is required to give the Depositary the TIN, generally the Social Security number or employer identification number, of the record holder of all Shares tendered hereby. If such Shares are in more than one name or are not in the name of the actual owner, consult the instructions enclosed with the IRS Form W-9 included in this Letter of Transmittal for additional guidance on which number to report.
NOTE: FAILURE TO COMPLETE AND RETURN THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE INSTRUCTIONS ENCLOSED WITH THE IRS FORM W-9 INCLUDED IN THIS LETTER OF TRANSMITTAL FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE TIN ON THE IRS FORM W-9.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ______

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ______

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ______

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Social security number
☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number
☐☐ – ☐☐☐☐☐☐☐

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page **4**

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	**THEN the payment is exempt for . . .**
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6

Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

The Depositary and Paying Agent for the Offer Is:
Broadridge Corporate Issuer Solutions, LLC
Mail or deliver the Letter of Transmittal, together with the certificate(s) (if any) representing your shares, to:

If delivering by hand, express mail, courier or other expedited service:	If delivering by mail:

Broadridge, Inc. Attention: BCIS IWS 51 Mercedes Way Edgewood, NY 11717	Broadridge, Inc. Attention: BCIS Re-Organization Dept. P.O. Box 1317 Brentwood, NY 11717-0718

Alliance Advisors, LLC (the “Information Agent”) may be contacted at its address and telephone number listed below for questions and/or requests for additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance. Such copies will be furnished promptly at Purchaser’s expense.
The Information Agent for the Offer is:
Alliance Advisors, LLC
Stockholders Call Toll Free: 1-844-202-5733
E-mail: elev@allianceadvisors.com